Exhibit 99.2

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands
				% Change from
	June 30	June 30	March 31	June 30	March 31
	2014	2013	2014	2013	2014
ASSETS
Cash and due from banks	$258,837	$219,944	$260,389	17.7%	(0.6)%
Other interest-earning assets	305,518	225,398	307,062	35.5%	(0.5)%
Loans held for sale	36,079	60,909	24,417	(40.8)%	47.8%
Investment securities	2,497,776	2,819,192	2,501,198	(11.4)%	(0.1)%
Loans, net of unearned income	12,839,511	12,645,418	12,733,792	1.5%	0.8%
Allowance for loan losses	(191,685)	(216,431)	(197,089)	(11.4)%	(2.7)%
Net loans	12,647,826	12,428,987	12,536,703	1.8%	0.9%
Premises and equipment	225,168	224,418	225,647	0.3%	(0.2)%
Accrued interest receivable	42,116	45,713	43,376	(7.9)%	(2.9)%
Goodwill and intangible assets	532,432	534,452	532,747	(0.4)%	(0.1)%
Other assets	487,887	463,397	480,350	5.3%	1.6%
Total Assets	$17,033,639	$17,022,410	$16,911,889	0.1%	0.7%
LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits	$12,693,659	$12,257,809	$12,669,917	3.6%	0.2%
Short-term borrowings	1,008,307	1,620,318	1,069,684	(37.8)%	(5.7)%
Other liabilities	263,478	226,384	230,108	16.4%	14.5%
FHLB advances and long-term debt	968,395	889,167	883,461	8.9%	9.6%
Total Liabilities	14,933,839	14,993,678	14,853,170	(0.4)%	0.5%
Shareholders' equity	2,099,800	2,028,732	2,058,719	3.5%	2.0%
Total Liabilities and Shareholders' Equity	$17,033,639	$17,022,410	$16,911,889	0.1%	0.7%

LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
Loans, by type:
Real estate - commercial mortgage	$5,128,734	$4,856,916	$5,137,454	5.6%	(0.2)%
Commercial - industrial, financial and agricultural	3,601,721	3,712,974	3,574,130	(3.0)%	0.8%
Real estate - home equity	1,730,497	1,760,268	1,740,496	(1.7)%	(0.6)%
Real estate - residential mortgage	1,361,976	1,313,345	1,331,465	3.7%	2.3%
Real estate - construction	634,018	610,280	584,217	3.9%	8.5%
Consumer	280,557	300,233	270,021	(6.6)%	3.9%
Leasing and other	102,008	91,402	96,009	11.6%	6.2%
Total Loans, net of unearned income	$12,839,511	$12,645,418	$12,733,792	1.5%	0.8%
Deposits, by type:
Noninterest-bearing demand	$3,484,125	$3,168,781	$3,359,900	10.0%	3.7%
Interest-bearing demand	2,855,511	2,714,545	2,960,577	5.2%	(3.5)%
Savings deposits	3,338,018	3,272,557	3,346,880	2.0%	(0.3)%
Time deposits	3,016,005	3,101,926	3,002,560	(2.8)%	0.4%
Total Deposits	$12,693,659	$12,257,809	$12,669,917	3.6%	0.2%
Short-term borrowings, by type:
Customer repurchase agreements	$212,930	$196,188	$220,426	8.5%	(3.4)%
Customer short-term promissory notes	86,366	93,671	88,160	(7.8)%	(2.0)%
Federal funds purchased	384,011	780,459	361,098	(50.8)%	6.3%
Short-term FHLB advances	325,000	550,000	400,000	(40.9)%	(18.8)%
Total Short-term Borrowings	$1,008,307	$1,620,318	$1,069,684	(37.8)%	(5.7)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
in thousands, except per-share data and percentages
	Three Months Ended			% Change from		Six Months Ended
	June 30	June 30	March 31	Jun 30	Mar 31	June 30
	2014	2013	2014	2013	2014	2014	2013	% Change
Interest Income:
Interest income	$147,902	$153,078	$148,792	(3.4)%	(0.6)%	$296,694	$304,400	(2.5)%
Interest expense	20,004	21,013	19,227	(4.8)%	4.0%	39,231	42,691	(8.1)%
Net Interest Income	127,898	132,065	129,565	(3.2)%	(1.3)%	257,463	261,709	(1.6)%
Provision for credit losses	3,500	13,500	2,500	(74.1)%	40.0%	6,000	28,500	(78.9)%
Net Interest Income after Provision	124,398	118,565	127,065	4.9%	(2.1)%	251,463	233,209	7.8%
Non-Interest Income:
Service charges on deposit accounts	12,552	14,651	11,711	(14.3)%	7.2%	24,263	28,762	(15.6)%
Investment management and trust services	11,339	10,601	10,958	7.0%	3.5%	22,297	20,697	7.7%
Other service charges and fees	10,526	9,508	8,927	10.7%	17.9%	19,453	18,018	8.0%
Mortgage banking income	5,741	10,997	3,605	(47.8)%	59.3%	9,346	19,170	(51.2)%
Investment securities gains	1,112	2,865	—	(61.2)%	N/M	1,112	5,338	(79.2)%
Other	3,602	3,694	3,305	(2.5)%	9.0%	6,907	7,590	(9.0)%
Total Non-Interest Income	44,872	52,316	38,506	(14.2)%	16.5%	83,378	99,575	(16.3)%
Non-Interest Expense:
Salaries and employee benefits	63,623	63,490	59,566	0.2%	6.8%	123,189	124,702	(1.2)%
Net occupancy expense	11,464	11,447	13,603	0.1%	(15.7)%	25,067	23,291	7.6%
Other outside services	7,240	5,315	3,812	36.2%	89.9%	11,052	8,175	35.2%
Data processing	4,331	4,509	3,796	(3.9)%	14.1%	8,127	8,412	(3.4)%
Professional fees	3,559	3,395	2,904	4.8%	22.6%	6,463	6,442	0.3%
Equipment expense	3,360	3,893	3,602	(13.7)%	(6.7)%	6,962	7,801	(10.8)%
Software	3,209	3,094	2,925	3.7%	9.7%	6,134	5,842	5.0%
FDIC insurance expense	2,615	3,001	2,689	(12.9)%	(2.8)%	5,304	5,848	(9.3)%
Marketing	2,337	1,922	1,584	21.6%	47.5%	3,921	3,794	3.3%
Other real estate owned and repossession expense	748	1,941	983	(61.5)%	(23.9)%	1,731	4,795	(63.9)%
Operating risk loss	716	1,860	1,828	(61.5)%	(60.8)%	2,544	3,626	(29.8)%
Intangible amortization	315	535	315	(41.1)%	—%	630	1,069	(41.1)%
Other	12,657	12,728	11,947	(0.6)%	5.9%	24,604	24,269	1.4%
Total Non-Interest Expense	116,174	117,130	109,554	(0.8)%	6.0%	225,728	228,066	(1.0)%
Income Before Income Taxes	53,096	53,751	56,017	(1.2)%	(5.2)%	109,113	104,718	4.2%
Income tax expense	13,500	13,169	14,234	2.5%	(5.2)%	27,734	24,909	11.3%
Net Income	$39,596	$40,582	$41,783	(2.4)%	(5.2)%	$81,379	$79,809	2.0%

PER SHARE:
Net income:
Basic	$0.21	$0.21	$0.22	—%	(4.5)%	$0.43	$0.41	4.9%
Diluted	0.21	0.21	0.22	—%	(4.5)%	0.43	0.41	4.9%

Cash dividends	$0.08	$0.08	$0.08	—%	—%	$0.16	$0.16	—%
Shareholders' equity	11.11	10.48	10.90	6.0%	1.9%	11.11	10.48	6.0%
Shareholders' equity (tangible)	8.29	7.72	8.08	7.4%	2.6%	8.29	7.72	7.4%

Weighted average shares (basic)	188,139	193,273	189,467	(2.7)%	(0.7)%	188,799	194,777	(3.1)%
Weighted average shares (diluted)	189,182	194,346	190,489	(2.7)%	(0.7)%	189,832	195,773	(3.0)%
Shares outstanding, end of period	189,033	193,658	188,850	(2.4)%	0.1%	189,033	193,658	(2.4)%

SELECTED FINANCIAL RATIOS:
Return on average assets	0.94%	0.97%	1.01%			0.97%	0.97%
Return on average shareholders' equity	7.63%	7.89%	8.21%			7.92%	7.78%
Return on average shareholders' equity (tangible)	10.30%	10.75%	11.13%			10.71%	10.59%
Net interest margin	3.41%	3.52%	3.47%			3.44%	3.54%
Efficiency ratio	65.85%	62.73%	63.38%			64.63%	62.27%
N/M - Not Meaningful

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Three Months Ended
	June 30, 2014			June 30, 2013			March 31, 2014
	Average		Yield/	Average		Yield/	Average		Yield/
	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate	Balance	Interest (1)	Rate
ASSETS
Interest-earning assets:
Loans, net of unearned income	$12,795,747	$134,387	4.21%	$12,528,562	$138,002	4.42%	$12,762,357	$134,744	4.28%
Taxable investment securities	2,211,004	12,418	2.25%	2,410,004	14,516	2.41%	2,257,773	13,266	2.35%
Tax-exempt investment securities	270,482	3,534	5.23%	280,508	3,608	5.15%	279,278	3,613	5.17%
Equity securities	33,922	419	4.95%	40,778	471	4.63%	33,922	429	5.11%
Total Investment Securities	2,515,408	16,371	2.60%	2,731,290	18,595	2.72%	2,570,973	17,308	2.70%
Loans held for sale	17,540	214	4.87%	42,158	384	3.64%	13,426	134	4.00%
Other interest-earning assets	238,921	1,207	2.02%	226,662	439	0.77%	258,803	882	1.36%
Total Interest-earning Assets	15,567,616	152,179	3.92%	15,528,672	157,420	4.07%	15,605,559	153,068	3.97%
Noninterest-earning assets:
Cash and due from banks	198,291			206,090			199,641
Premises and equipment	224,586			225,915			226,295
Other assets	1,037,654			1,061,448			1,032,071
Less: allowance for loan losses	(196,462)			(221,541)			(203,201)
Total Assets	$16,831,685			$16,800,584			$16,860,365
LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing liabilities:
Demand deposits	$2,914,887	$904	0.12%	$2,718,679	$872	0.13%	$2,945,211	$909	0.13%
Savings deposits	3,355,929	1,031	0.12%	3,350,856	1,016	0.12%	3,351,871	1,035	0.13%
Time deposits	3,012,061	6,750	0.90%	3,169,141	7,610	0.96%	2,932,456	5,952	0.82%
Total Interest-bearing Deposits	9,282,877	8,685	0.38%	9,238,676	9,498	0.41%	9,229,538	7,896	0.35%
Short-term borrowings	1,047,684	540	0.21%	1,313,424	700	0.21%	1,208,953	633	0.21%
FHLB advances and long-term debt	894,511	10,779	4.83%	889,186	10,815	4.87%	883,532	10,698	4.88%
Total Interest-bearing Liabilities	11,225,072	20,004	0.71%	11,441,286	21,013	0.74%	11,322,023	19,227	0.69%
Noninterest-bearing liabilities:
Demand deposits	3,322,195			3,116,940			3,243,424
Other	202,520			179,875			232,004
Total Liabilities	14,749,787			14,738,101			14,797,451
Shareholders' equity	2,081,898			2,062,483			2,062,914
Total Liabilities and Shareholders' Equity	$16,831,685			$16,800,584			$16,860,365
Net interest income/net interest margin (fully taxable equivalent)		132,175	3.41%		136,407	3.52%		133,841	3.47%
Tax equivalent adjustment		(4,277)			(4,342)			(4,276)
Net interest income		$127,898			$132,065			$129,565

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:
	Three Months Ended			% Change from
	June 30	June 30	March 31	June 30	March 31
	2014	2013	2014	2013	2014
Loans, by type:
Real estate - commercial mortgage	$5,138,537	$4,758,060	$5,085,128	8.0%	1.1%
Commercial - industrial, financial and agricultural	3,617,977	3,714,683	3,637,075	(2.6)%	(0.5)%
Real estate - home equity	1,735,767	1,732,704	1,755,346	0.2%	(1.1)%
Real estate - residential mortgage	1,339,034	1,308,713	1,336,323	2.3%	0.2%
Real estate - construction	588,176	617,577	576,346	(4.8)%	2.1%
Consumer	276,444	304,918	274,910	(9.3)%	0.6%
Leasing and other	99,812	91,907	97,229	8.6%	2.7%
Total Loans, net of unearned income	$12,795,747	$12,528,562	$12,762,357	2.1%	0.3%
Deposits, by type:
Noninterest-bearing demand	$3,322,195	$3,116,940	$3,243,424	6.6%	2.4%
Interest-bearing demand	2,914,887	2,718,679	2,945,211	7.2%	(1.0)%
Savings deposits	3,355,929	3,350,856	3,351,871	0.2%	0.1%
Time deposits	3,012,061	3,169,141	2,932,456	(5.0)%	2.7%
Total Deposits	$12,605,072	$12,355,616	$12,472,962	2.0%	1.1%
Short-term borrowings, by type:
Customer repurchase agreements	$216,212	$188,339	$187,362	14.8%	15.4%
Customer short-term promissory notes	81,823	98,207	102,000	(16.7)%	(19.8)%
Federal funds purchased	444,429	776,603	416,230	(42.8)%	6.8%
Short-term FHLB advances and other borrowings	305,220	250,275	503,361	22.0%	(39.4)%
Total Short-term Borrowings	$1,047,684	$1,313,424	$1,208,953	(20.2)%	(13.3)%

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED AVERAGE BALANCE SHEET ANALYSIS (UNAUDITED)
dollars in thousands
	Six Months Ended June 30
	2014			2013
	Average			Average
	Balance	Interest (1)	Yield/Rate	Balance	Interest (1)	Yield/Rate
ASSETS

Interest-earning assets:
Loans, net of unearned income	$12,779,145	$269,131	4.24%	$12,393,670	$274,950	4.47%
Taxable investment securities	2,234,259	25,684	2.30%	2,415,562	27,913	2.31%
Tax-exempt investment securities	274,856	7,147	5.20%	286,281	7,422	5.19%
Equity securities	33,922	848	5.03%	42,565	981	4.64%
Total Investment Securities	2,543,037	33,679	2.65%	2,744,408	36,316	2.65%
Loans held for sale	15,494	348	4.49%	45,005	879	3.91%
Other interest-earning assets	248,807	2,089	1.68%	208,718	868	0.83%
Total Interest-earning Assets	15,586,483	305,247	3.95%	15,391,801	313,013	4.10%

Noninterest-earning assets:
Cash and due from banks	198,962			204,308
Premises and equipment	225,436			226,189
Other assets	1,034,877			1,066,416
Less: allowance for loan losses	(199,813)			(224,682)
Total Assets	$16,845,945			$16,664,032

LIABILITIES AND SHAREHOLDERS' EQUITY

Interest-bearing liabilities:
Demand deposits	$2,929,965	$1,813	0.12%	$2,712,292	$1,749	0.13%
Savings deposits	3,353,910	2,066	0.12%	3,342,626	2,039	0.12%
Time deposits	2,972,480	12,702	0.86%	3,244,805	16,111	1.00%
Total Interest-bearing Deposits	9,256,355	16,581	0.36%	9,299,723	19,899	0.43%

Short-term borrowings	1,127,872	1,173	0.21%	1,173,550	1,209	0.21%
FHLB advances and long-term debt	889,051	21,477	4.85%	890,174	21,583	4.87%
Total Interest-bearing Liabilities	11,273,278	39,231	0.70%	11,363,447	42,691	0.76%

Noninterest-bearing liabilities:
Demand deposits	3,283,027			3,043,268
Other	217,181			189,357
Total Liabilities	14,773,486			14,596,072
Shareholders' equity	2,072,459			2,067,960

Total Liabilities and Shareholders' Equity	$16,845,945			$16,664,032

Net interest income/net interest margin (fully taxable equivalent)		266,016	3.44%		270,322	3.54%
Tax equivalent adjustment		(8,553)			(8,613)

Net interest income		$257,463			$261,709

(1) Presented on a tax-equivalent basis using a 35% Federal tax rate and statutory interest expense disallowances.

AVERAGE LOANS, DEPOSITS AND SHORT-TERM BORROWINGS DETAIL:

	Six Months Ended
	June 30
	2014	2013	% Change
Loans, by type:
Real estate - commercial mortgage	$5,111,979	$4,712,530	8.5%
Commercial - industrial, financial and agricultural	3,627,471	3,688,767	(1.7)%
Real estate - home equity	1,745,503	1,697,634	2.8%
Real estate - residential mortgage	1,337,686	1,296,012	3.2%
Real estate - construction	582,294	604,531	(3.7)%
Consumer	275,682	305,199	(9.7)%
Leasing and other	98,530	88,997	10.7%
Total Loans, net of unearned income	$12,779,145	$12,393,670	3.1%

Deposits, by type:
Noninterest-bearing demand	$3,283,027	$3,043,268	7.9%
Interest-bearing demand	2,929,965	2,712,292	8.0%
Savings deposits	3,353,910	3,342,626	0.3%
Time deposits	2,972,480	3,244,805	(8.4)%

Total Deposits	$12,539,382	$12,342,991	1.6%

Short-term borrowings, by type:
Customer repurchase agreements	$201,866	$176,788	14.2%
Customer short-term promissory notes	91,856	105,086	(12.6)%
Federal funds purchased	430,407	743,376	(42.1)%
Short-term FHLB advances and other borrowings	403,743	148,300	172.2%
Total Short-term Borrowings	$1,127,872	$1,173,550	(3.9)%

FULTON FINANCIAL CORPORATION
ASSET QUALITY INFORMATION (UNAUDITED)
dollars in thousands
	Three Months Ended			Six Months Ended
	Jun 30	Jun 30	Mar 31	Jun 30	Jun 30
	2014	2013	2014	2014	2013
ALLOWANCE FOR CREDIT LOSSES:
Balance at beginning of period	$199,006	$221,527	$204,917	204,917	225,439
Loans charged off:
Commercial - industrial, financial and agricultural	(5,512)	(5,960)	(5,125)	(10,637)	(15,462)
Real estate - commercial mortgage	(2,141)	(5,193)	(1,386)	(3,527)	(9,326)
Consumer and home equity	(1,683)	(2,399)	(2,402)	(4,085)	(5,353)
Real estate - residential mortgage	(1,089)	(4,465)	(846)	(1,935)	(7,515)
Real estate - construction	(218)	(2,597)	(214)	(432)	(4,583)
Leasing and other	(833)	(769)	(295)	(1,128)	(1,250)
Total loans charged off	(11,476)	(21,383)	(10,268)	(21,744)	(43,489)
Recoveries of loans previously charged off:
Commercial - industrial, financial and agricultural	775	756	744	1,519	1,135
Real estate - commercial mortgage	430	1,505	44	474	2,569
Consumer and home equity	579	598	565	1,144	1,435
Real estate - residential mortgage	108	116	116	224	197
Real estate - construction	158	744	224	382	1,415
Leasing and other	362	263	164	526	425
Recoveries of loans previously charged off	2,412	3,982	1,857	4,269	7,176
Net loans charged off	(9,064)	(17,401)	(8,411)	(17,475)	(36,313)
Provision for credit losses	3,500	13,500	2,500	6,000	28,500
Balance at end of period	$193,442	$217,626	$199,006	193,442	217,626
Net charge-offs to average loans (annualized)	0.28%	0.56%	0.26%	0.27%	0.59%
NON-PERFORMING ASSETS:
Non-accrual loans	$129,934	$164,039	$133,705
Loans 90 days past due and accruing	19,378	25,159	21,225
Total non-performing loans	149,312	189,198	154,930
Other real estate owned	13,482	20,984	15,300
Total non-performing assets	$162,794	$210,182	$170,230
NON-PERFORMING LOANS, BY TYPE:
Real estate - commercial mortgage	$44,015	$49,429	$45,876
Commercial - industrial, financial and agricultural	38,163	57,219	38,830
Real estate - residential mortgage	27,887	30,660	29,305
Real estate - construction	20,268	29,964	20,758
Consumer and home equity	18,919	21,826	20,087
Leasing	60	100	74
Total non-performing loans	$149,312	$189,198	$154,930
TROUBLED DEBT RESTRUCTURINGS (TDRs), BY TYPE:
Real-estate - residential mortgage	$31,184	$28,948	$30,363
Real-estate - commercial mortgage	19,398	24,828	19,514
Real estate - construction	8,561	10,599	8,430
Commercial - industrial, financial and agricultural	6,953	8,394	6,755
Consumer and home equity	2,838	1,562	2,622
Total accruing TDRs	$68,934	$74,331	$67,684
Non-accrual TDRs (1)	25,526	30,377	27,487
Total TDRs	$94,460	$104,708	$95,171
(1) Included within non-accrual loans above.

DELINQUENCY RATES, BY TYPE:
	June 30, 2014			June 30, 2013			March 31, 2014
	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total	31-89 Days	≥90 Days (2)	Total

Real estate - commercial mortgage	0.30%	0.86%	1.16%	0.47%	1.01%	1.48%	0.35%	0.89%	1.24%
Commercial - industrial, financial and agricultural	0.47%	1.05%	1.52%	0.41%	1.54%	1.95%	0.33%	1.09%	1.42%
Real estate - construction	0.10%	3.20%	3.30%	0.42%	4.91%	5.33%	0.43%	3.55%	3.98%
Real estate - residential mortgage	1.78%	2.05%	3.83%	2.12%	2.33%	4.45%	1.53%	2.20%	3.73%
Consumer, home equity, leasing and other	0.84%	0.90%	1.74%	0.82%	1.02%	1.84%	0.89%	0.96%	1.85%
Total	0.58%	1.17%	1.75%	0.68%	1.50%	2.18%	0.56%	1.22%	1.78%
(2) Includes non-accrual loans
ASSET QUALITY RATIOS:
	Jun 30	Jun 30	Mar 31
	2014	2013	2014
Non-accrual loans to total loans	1.01%	1.30%	1.05%
Non-performing assets to total loans and OREO	1.27%	1.66%	1.34%
Non-performing assets to total assets	0.96%	1.23%	1.01%
Allowance for credit losses to loans outstanding	1.51%	1.72%	1.56%
Allowance for credit losses to non-performing loans	129.56%	115.03%	128.45%
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.25%	12.28%	9.87%

FULTON FINANCIAL CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES (UNAUDITED)
in thousands, except per share data and percentages

Explanatory note:
This press release contains certain financial information, as detailed below, which has been derived by methods other than Generally Accepted Accounting Principles ("GAAP"). The Corporation has presented these non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's quarterly results of operations. Presentation of these non-GAAP financial measures is consistent with how the Corporation evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Management believes that these non-GAAP financial measures, in addition to GAAP measures, are also useful to investors to evaluate the Corporation's results. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measure follow:

	Three Months Ended			Six Months Ended
	Jun 30	Jun 30	Mar 31	Jun 30	Jun 30
	2014	2013	2014	2014	2013
Shareholders' equity (tangible), per share
Shareholders' equity	$2,099,800	$2,028,732	$2,058,719
Less: Goodwill and intangible assets	(532,432)	(534,452)	(532,747)
Tangible shareholders' equity (numerator)	$1,567,368	$1,494,280	$1,525,972
Shares outstanding, end of period (denominator)	189,033	193,658	188,850
Shareholders' equity (tangible), per share	$8.29	$7.72	$8.08

Return on average common shareholders' equity (tangible)
Net income	$39,596	$40,582	$41,783	$81,379	$79,809
Plus: Intangible amortization, net of tax	204	349	204	410	696
Numerator	$39,800	$40,931	$41,987	$81,789	$80,505
Average shareholders' equity	$2,081,898	$2,062,483	$2,062,914	$2,072,459	$2,067,960
Less: Average goodwill and intangible assets	(532,585)	(534,713)	(532,901)	(532,742)	(534,982)
Average tangible shareholders' equity (denominator)	$1,549,313	$1,527,770	$1,530,013	$1,539,717	$1,532,978
Return on average common shareholders' equity (tangible), annualized	10.30%	10.75%	11.13%	10.71%	10.59%

Efficiency ratio
Non-interest expense	$116,174	$117,130	$109,554	$225,728	$228,066
Less: Intangible amortization	(315)	(535)	(315)	(630)	(1,069)
Numerator	$115,859	$116,595	$109,239	$225,098	$226,997
Net interest income (fully taxable equivalent)	$132,175	$136,407	$133,841	$266,016	$270,322
Plus: Total Non-interest income	44,872	52,316	38,506	83,378	99,575
Less: Investment securities gains	(1,112)	(2,865)	—	(1,112)	(5,338)
Denominator	$175,935	$185,858	$172,347	$348,282	$364,559
Efficiency ratio	65.85%	62.73%	63.38%	64.64%	62.27%

Non-performing assets to tangible common shareholders' equity and allowance for credit losses
Non-performing assets (numerator)	$162,794	$210,182	$170,230
Tangible shareholders' equity	$1,567,368	$1,494,280	$1,525,972
Plus: Allowance for credit losses	193,442	217,626	199,006
Tangible shareholders' equity and allowance for credit losses (denominator)	$1,760,810	$1,711,906	$1,724,978
Non-performing assets to tangible common shareholders' equity and allowance for credit losses	9.25%	12.28%	9.87%